UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CHEVRON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! CHEVRON CORPORATION 2025 Annual Meeting Vote by May 27, 2025 11:59 p.m. EDT. For shares held in a Plan, vote by May 22, 2025 11:59 p.m. EDT. CHEVRON CORPORATION 5001 EXECUTIVE PARKWAY, SUITE 200 SAN RAMON, CA 94583-5006 V68550-P26994-Z89459 You invested in CHEVRON CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 28, 2025. Get informed before you vote View the Notice of the 2025 Annual Meeting, 2025 Proxy Statement, and 2024 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting them prior to May 14, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.proxyvote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and May 28, 2025 10:00 a.m. CDT vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/CVX2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.proxyvote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1a. Wanda M. Austin For 1b. John B. Frank For 1c. Alice P. Gast For 1d. Enrique Hernandez, Jr. For 1e. Marillyn A. Hewson For 1f. Jon M. Huntsman Jr. For 1g. Charles W. Moorman For 1h. Dambisa F. Moyo For 1i. Debra Reed-Klages For 1j. D. James Umpleby III For 1k. Cynthia J. Warner For 1l. Michael K. Wirth For 2. Ratification of Appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm For for 2025 3. Advisory Vote to Approve Named Executive Officer Compensation For 4. Amendments to the Company’s Restated Certificate of Incorporation to Provide for Officer Exculpation For 5. Commission a Third-Party Report on Human Rights Practices Against 6. Report on Renewable Energy Stranded Asset Risks Against 7. Allow Holders of 10 Percent of Our Common Stock to Call Special Meetings Against Prefer to receive an email instead? While voting on www.proxyvote.com, be sure to click “Delivery Settings.” V68551-P26994-Z89459